Exhibit 99.1
Citi 21st Annual Global Industrial Manufacturing Conference New York City Marshall Larsen Chairman, President and CEO Goodrich Corporation March 4, 2008

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 XWB and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F- 35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies and/or mergers in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's January 31, 2007 Fourth Quarter 2007 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Company Overview - Goodrich GR Portfolio Attributes Proprietary products Non-discretionary repair/ replacement cycles Large installed base drives aftermarket sales Participation on every large commercial and regional jet platform Significant defense & space presence Results More predictable revenue and income growth Sustainable leadership positions Diverse product portfolio and balanced customer base Sustainable EPS and cash flow growth

Conclusion Top Quartile Financial Returns Operational Excellence Leverage the Enterprise Balanced Growth Goodrich Strategic Imperatives Our strategy has delivered consistent, positive results

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 10 15 8 29 7 9 16 6 Full Year 2007 Sales by Market Channel Total Sales $6.4 Billion Large Commercial Aircraft Aftermarket 29% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 10% Airbus Commercial OE 15% Defense & Space, OE & Aftermarket 25% Other 6% OE AM Balanced business mix; aftermarket represents 45% of total sales Regional, Business & Gen. Av. OE 8% Total Commercial Aftermarket 36% Total Commercial OE 33% Total Defense and Space 25%

Notional Cycle Dynamics and Potential Impact on Goodrich Annual Airplane Deliveries OE Cycle Trough Production Rate Increases; New Development Programs Begin Fleet Increases Rapidly Investment period High OE sales growth Aftermarket growth accelerates Stable Defense & Space markets Higher cash needs Working Capital Capex Program Investments Equilibrium Period OE sales growth flattens AM growth continues Stable Defense & Space markets Cash flow improves Production Peaks New Airplanes In Service Fleet Growth Slows OE Production Declines OE sales decline AM growth continues Fleet additions reach major repair period Stable Defense & Space markets Cash flow improves EPS grows > sales Production Declines Active Fleet Much Larger than at Beginning of Cycle 1,100+ Deliveries 15,000+ in fleet Total Active Fleet

Cycle Dynamics and Potential Impact on Goodrich Notional Impact on Free Cash Flow Airplane Deliveries OE Cycle Trough Production Rate Increases; New Airplane Development Programs Begin; Fleet Increases Rapidly Production Peaks; New Airplanes In Service; Fleet Growth Slows Production Declines; Active Fleet Much Larger than at Beginning Of Cycle Free Cash Flow (1) Percent of Net Income 100% Free Cash Flow (1) % of Net Income 1,100+ Deliveries (1) Net cash provided by operating activities minus Capital Expenditures

Aerospace and Defense Themes Commercial Aircraft Original Equipment Production Record levels of new orders for commercial airplanes in 2007 Expect more orders than deliveries in 2008 - book-to-bill greater than 1 Manufacturers continue to raise production rates Strong orders for new models entering production, especially Boeing's 787 Dreamliner and Airbus A350 XWB Deliveries expected to increase through 2011 with slight drop in 2012 Continued strong demand for larger regional jets Commercial Aircraft Aftermarket Products and Services Worldwide growth in available seat miles supports demand for replacement parts and repair and overhaul services Expect 4 - 5 percent base volume growth over the long-term Consistent and predictable over the cycle Aging aircraft fleet drives additional growth for many popular models of aircraft Defense and Space Products and Services Strong demand for products supporting platforms Original equipment and aftermarket Good positions on newly funded platforms (e.g. Black Hawk helicopters, F-35) New opportunities for mission equipment and intelligence, surveillance and reconnaissance (ISR) products

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 10 15 8 29 7 9 16 6 Commercial Original Equipment Boeing Commercial OE 10% Airbus Commercial OE 15% Regional, Business & Gen. Av. OE 8% Total Commercial OE 33%

Commercial OE Production Drivers World GDP: macro driver World available seat mile (ASM) and revenue passenger mile (RPM) growth Airline profitability Aircraft retirements Driven by aircraft age and fuel burn efficiency

Commercial Airplane Delivery Forecast 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Actuals 668 832 897 GR Outlook 0 0 976 1094 1243 1243 1164 1126 1049 978 1000 Airline Monitor 0 0 888 1037 1133 1180 1065 815 840 1045 1135 1205

Large Commercial Aircraft - On Order Distribution Asia North America Europe Leasing L&S America Middle East Unidentified Africa 0.315 0.138 0.225 0.11 0.054 0.099 0.046 0.012 Mature Start-up Leasing Boeing 0.777 0.101 0.122 Backlog is well-balanced by region and customer type By Customer Type Source: Boeing, Airbus, Ascend CASE Total Backlog as of Dec. 31, 2007 - >6,800 large commercial airplanes

Large Commercial Aircraft Deliveries 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Deliveries 331 251 223 299 343 314 267 208 275 407 442 432 286 320 265 346 393 419 511 563 670 831 789 651 520 483 492 676 939 1104 1096 1166 969 894 916 917 1005 1226 1320 1372 1521 1527 1357 Net Deliveries 303 231 187 245 285 253 181 145 218 357 354 302 158 170 145 264 348 382 466 504 617 740 655 534 386 335 363 486 670 891 892 858 618 606 676 723 563 876 970 1022 1171 1177 1007 % Active Fleet 0.087294728 0.061208267 0.046691635 0.058444656 0.06423259 0.053578992 0.03638191 0.028122576 0.041124316 0.064685631 0.060245065 0.04847512 0.02418861 0.025411061 0.021137026 0.037687366 0.047874536 0.050150978 0.058257282 0.059539279 0.068792508 0.077195911 0.063432113 0.048629451 0.033521494 0.028148895 0.029666558 0.03857449 0.051203668 0.064776445 0.060904001 0.055219462 0.03769212 0.035617727 0.038365494 0.039516834 0.029601977 0.043 0.045 0.046 0.05 0.047 0.043 Threshold 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 0.06 Deliveries in the current cycle do not seem excessive relative to the total fleet Source: The Airline Monitor

Increasing Content per Aircraft Original Equipment Production High Airbus content - on high growth platforms Aircraft introductions between now and 2013 will help support higher production/delivery levels later A380, 787, 747-8, A350 Single Aisle Medium Twin Aisle Large Twin Aisle Very Large Twin Aisle Current Model 1.2 1.7 2 5.7 New Models N/A 3.9 N/A 7 Average Content per Aircraft ($M) B737, A320 B767, A330 B787, A350 B777, A340 B747 A380 Higher Goodrich content on new aircraft than on aircraft being replaced

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 11 14 8 29 7 9 16 6 Commercial and Defense and Space Aftermarket Large Commercial Aircraft Aftermarket 29% Regional, Business, & General Aviation Aftermarket 7% Defense and Space Aftermarket 9% Total Aftermarket 45%

Goodrich Content on Forecast In-Service Fleet 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 A/C with higher GR aftermarket 5014 5774 6408 6959 7526 8155 8940 9822 10859 11992 13172 14237 15052 15891 16927 18048 A/C with lower GR aftermarket 9651 9427 9111 8853 8648 8488 8091 7774 7426 7056 6661 6248 6131 6013 5884 5747 Source: Airline Monitor Goodrich has higher aftermarket content on airplanes least likely to be retired, expected to help continue above market growth rate for aftermarket sales Total Growth Rate 2008 - 2015 4% Growth Rate 2008 - 2015 8%

A320 Airline Fleet 2006 = 3,350 aircraft 2018 = 6,700 aircraft 6 SBUs/700 Part Numbers $3-7M Potential Aftermarket Lifecycle Revenue Per A320 Aerostructures Wheels & Brakes Actuation Systems Interiors Sensors & Integrated Systems Engine Controls & Electrical Power Systems Significant Goodrich content and fleet size drive A320 aftermarket growth 8000 0 1000 2000 3000 4000 5000 6000 7000 1988 1992 1996 2000 2004 2008 2012 2016 2020 2024 2028 2032 2037 2041 A320 Fleet Growth (historical & expected) Aircraft Importance of Key Aircraft Platforms

Aftermarket Summary 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Aerostructures 445 463.2 506.9 547.9 594.6 647.8 707.1 781.9 865.6 958.3 Goodrich 818.4 874.2 958.4 1039.2 1122.7 1216.5 1316.4 1433.9 1562.7 1703.1 Market Rate 723.6 760.5 800.8 844.9 858.4 900.4 949.1 999.4 1053.3 1109.2 Market Rate w/ Pricing 744.6 805 871.8 945.9 989.4 1067.5 1157.2 1253.3 1358.5 1471.3 Goodrich-installed base of aftermarket products provides excellent growth opportunity A320 fleet will exist for another 30 to 35 years New program wins position Goodrich for future aftermarket growth MRO capacity in place to support growth Driving operational excellence - speed & ease Building a best-in-class, integrated system to leverage and grow aftermarket business

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 11 14 8 29 7 9 16 6 Sales by Market Channel 2007 YTD Defense & Space, OE & Aftermarket 25% OE AM Total Defense and Space 25%

Focused pursuit of Military Market is key to our Balanced Growth Strategy We have significant opportunities for growth within a flat Military spending environment Spending in Goodrich related accounts is robust ISR Investment Helicopters Aftermarket Defense & Space Market

Goodrich Defense & Space Sales UAVs Marine Space Vehicles Missiles and Precision Weapons Ground Vehicle Systems Space Systems Security Systems 2007 SALES $1.6B Payloads Platforms Transport & Special Mission A/C Rotary Wing Tactical Jets ISR, Classified and other $1.1B 73% $0.4 27% Strong position in platforms Payload area offers strong growth

F-35 (Joint Strike Fighter) Landing Gear Systems Power Take Off Shafts Weapons Bay Door Actuator Engine Ice Detection & Protection Fuel Management System Engine Sensors Air Data System Modulated Exhaust Cooling Duct $3M Goodrich Content

CH-53K
Goodrich Potential Content



Actuation Systems Including Main & Tail Actuators and Hydraulic Systems
Mechanical Diagnostics
Engine Control Systems
Exterior Lighting
Driveshafts & Flexible Couplings
Engine Sensors & Components
Engine & Rotor Ice Protection Systems
Laser Warning Receivers
Rescue Hoists
Ice Rate Sensing Systems
Fuel Injection Systems
Cockpit & Interior Lighting
Wheels & Brakes
Windshield Wiper Systems
Life Rafts
Fuel & Utility Systems
Intelligent Power Distribution Systems
Canopy Severance System
Vehicle Health Management
Cabin Heating Systems
Landing Gear
Air Data Sensors & SmartProbe™ Systems
Crew seats

Goodrich potential content: $1.5 - $2.0 per shipset

Military Helicopter Market Helicopters are 55% of future production and 40% of current inventory 2007 2008 2009 2010 2011 2012 Helicopters 406 383 431 434 412 445 Fixed Wing 350 353 372 346 319 315 Major Programs Platform QTY Prime UH-60M 1200 Sikorsky CH-53K 227 Sikorsky CH-47F 513 Boeing AH-64 Block III 639 Boeing ARH 512 Bell LUH 322 EADS 1 Data from Forecast International, Teal Group, DoD Budgets 2007 2008 2009 2010 2011 2012 Bell 48 74 125 159 165 173 Boeing 67 92 99 81 83 97 Sikorsky 106 96 128 145 136 137 AgustaWestland 34 31 27 27 40 43 Eurocopter 120 133 158 143 130 130 Other 141 153 167 103 112 117

Intelligence Surveillance Reconnaissance Market ISR is a priority for military budgets worldwide Global War On Terrorism (GWOT) Transition to Unmanned Aerial Vehicles (UAV) platforms Upgrade tactical reconnaissance cameras from film to digital Operationally Responsive Space (ORS) Goodrich products, competencies and investments well positioned GWOT U2 product utilization at all time high UAV Growing Operational Need within US and UK for DB110 Film to Digital DB-110 has captured 90% of international awards ORS Under contract to modify U2 camera for Space

Defense & Space Market Summary Focused pursuits and advanced technology are keys to growth Space Airborne Ground Goodrich well positioned in aircraft platform content New Programs, Upgrades, Aftermarket Payload area offers significant growth potential ISR Systems - GWOT, UAV, ORS

Delivering Sustained Sales Growth and Margin Expansion Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 East 4554 4765 4940 5103 5203 5368 5508 5578 5719 5879 6013 6219 6392 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 East 0.0977 0.1045 0.1088 0.1112 0.1179 0.1181 0.1245 0.1311 0.135 0.1416 0.1467 0.1537 0.161 $M Sales (Trailing Four Qtrs.) Segment Operating Income Margins (Trailing Four Qtrs.)

2008 Sales Expectations By Market Channel Full Year 2007 Sales Mix Market 2007 Goodrich Actual Growth 2008 Goodrich Expected Growth Market expectations - 2009 and beyond 10% 15% 25% Boeing OE Del. Airbus OE Del. Total (GR Weight) 8% ~20% Growth continues for 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak 8% Regional/Bus/GA OE (Weighted) 20% ~13% CF34-10 Engine Nacelles and tail cone on EMBRAER 190 support continued growth through the cycle 36% Aftermarket (Commercial/ Regional/Bus/GA) 16% ~8 - 10% Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate 25% Defense and Space OE and Aftermarket 7% ~5 - 8% OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth 6% Other 14% ~10% 100% Total 12% ~11 - 13%

2008 Outlook P&L Summary ($M) Actual 2007 Estimate 2008 B/(W) Sales $6.4B $7.1-$7.2B ~11 - 13% EPS (Diluted) - Continuing Operations $3.89 $4.15-$4.30 ~7-11% - Reported $3.79 $4.15-$4.30 ~10-14% Net cash provided by operating activities, minus capital expenditures, as a percent of net income 64% >75% N/A Capital Expenditures $283 $250 - $270 $13 - $33 Effective Tax Rate 31% 33 - 35% +2 - 4% Strong Sales and EPS growth, improved cash flow and lower capital expenditures

Leadership positions and growing market share Leads to sustainable growth in high margin aftermarket Above market organic growth in sales Original equipment - increased share on new programs Aftermarket - growing content, worldwide MRO footprint Military - F-35 (JSF), ISR and helicopter platforms Aftermarket expected to drive margins and earnings growth after OE cycle peaks Cash flow improving and robust over the cycle Demonstrated ability to execute The Value Proposition for Goodrich Goodrich is uniquely positioned for sales, earnings and cash flow growth